33. Ultracargo - Fire Accident in Santos	12 Months Ended
Dec. 31, 2017
Ultracargo - Fire Accident In Santos
Ultracargo - Fire Accident in Santos

In April 2015, a fire occurred in six ethanol and gasoline tanks operated by Ultracargo in Santos, which represented 4% of the subsidiary’s overall capacity as of December 31, 2014. The Civil and Federal Police investigated the accident and its impacts, and concluded that it is not possible to determine the cause of the accident and neither to individualize active or passive conduct related to the cause, and there was no criminal charge against either individual or the subsidiary, by both authorities. Notwithstanding that, the Brazilian Federal Public Prosecutor denounced the subsidiary Tequimar in the criminal sphere, which shall wait for the court summons in order to take the necessary measures for its defense.

The decommissioning stage of the affected area were completed. In June 2017, the licensing required for the return to operation of 67.5 thousands cubic meters from the total of 150 thousands cubic meters affected by the fire was obtained. The remaining tanks continue to be paralyzed and in the process of recovery for subsequent licensing and start of operation.

As of December 31, 2016, the insurance receivable in the amount of R$ 366,678 and indemnities to customers and third parties in the amount of R$ 99,863 were recognized. In the first quarter of 2017, Ultracargo received the full amount from the insurers. As of December 31, 2017, the indemnities to customers and third parties remaining amount is R$ 72,216. In addition, as of December 31, 2017, there are contingent liabilities not recognized related to lawsuits and extrajudicial lawsuits in the amount of R$ 88,075 and R$ 25,852 (R$ 96,408 and R$ 16,637 as of December 31, 2016), respectively.